STATEMENT UNDER OATH OF PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER REGARDING FACTS AND CIRCUMSTANCES RELATING TO EXCHANGE ACT FILINGS

I, George Babich, Jr., state and attest that:

(1) To the best of my knowledge, based upon a review of the covered reports of The Pep Boys - Manny, Moe & Jack, and, except as corrected or supplemented in a subsequent covered report:

* no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

* no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

(2) I have reviewed the contents of this statement with the Company's audit committee.

(3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

* Annual Report on Form 10-K for the fiscal year ended February 2, 2002 of The Pep Boys - Manny, Moe & Jack;

* all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of The Pep Boys - Manny, Moe & Jack filed with the Commission subsequent to the filing of the Form 10-K identified above; and

*       any amendments to any of the foregoing.


   /s/George Babich, Jr.                    Subscribed and sworn to before me
   ---------------------                    this 14th day of August 2002.
    George Babich, Jr.
    President & Chief                       /s/ Helene Porter
    Financial Officer                       ---------------------
                                            Notary Public
    August 14, 2002
   ---------------------                    My Commission Expires:
          Date
                                            November 24, 2003
                                            ---------------------